UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2004

TRUE TEMPER SPORTS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-72343	52-2112620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8275 Tournament Drive
Suite 200
Memphis, Tennessee 38125
(Address of Principal Executive Offices, including Zip Code)

Telephone: (901) 746-2000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1                           Press Release issued by True Temper Sports, Inc. dated August 10, 2004.

Item 12. Results of Operations and Financial Condition.

On August 10, 2004, True Temper Sports, Inc. issued a press release announcing its results of operations for the quarter ended June 27, 2004.  A copy of the press release is furnished with this report as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

True Temper Sports, Inc.

Date: August 11, 2004	By:	/s/ SCOTT C. HENNESSY

Name: Scott C. Hennessy
	Its:	President and Chief Executive Officer

Date: August 11, 2004	By:	/s/ FRED H. GEYER

Name: Fred H. Geyer
	Its:	Senior Vice President, Chief Financial Officer and Treasurer

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INDEX TO EXHIBITS

EXHBIT	DESCRIPTION

99.1	Press Release issued by True Temper Sports Inc on August 10, 2004 announcing earnings for the quarter ended June 27, 2004.

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